                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 1, 2007
                        (Date of earliest event reported)


                              RIVIERA TOOL COMPANY
                            ------------------------
             (Exact name of registrant as specified in its charter)



            Michigan                          001-12673                           38-2828870
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(State or other jurisdiction of        (Commission file number)         (I.R.S. Employer Identification
         incorporation)                                                             Number)


            5460 Executive Parkway S.E., Grand Rapids, Michigan 49512
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code: (616) 698-2100
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 1, 2007, Riviera Tool Company (the "Company") entered into an Omnibus Amendment with Laurus Master Fund, Ltd. ("Laurus"), amending the term "Fixed Conversion Price" with respect to the Convertible Term Note (the "Term Note"), dated as of May 17, 2005, by the Company in favor of Laurus in the aggregate principal amount of $3,200,000 issued pursuant to the terms of the Securities Purchase Agreement, dated as of May 17, 2005, between the Company and Laurus. The term "Fixed Conversion Price," with respect solely to the Term Note, was amended as follows:

         "For purposes hereof, subject to Section 3.6 hereof, the initial "Fixed Conversion Price" means $1.66; provided, however, that in respect of the first One Million Dollars ($1,000,000) of aggregate principal amount (the "Converted Amount") of the Note converted into shares of Common Stock, the Fixed Conversion Price in respect of such Initial Converted Amount (and the interest and fees associated therewith to the extent converted) shall be equal to $0.32.

         A prospectus supplement relating to the prospectus, dated August 17, 2006 (File No. 33-126659), of the Company was filed with the Commission on February 5, 2007 reflecting such amended terms.

EXHIBITS


EXHIBIT NO.                                 DESCRIPTION
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  10.1             Omnibus Amendment between Laurus Master Fund, Ltd. and Riviera Tool Company, dated
                   February 1, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 5, 2007

                              Riviera Tool Company


                              /s/ Peter C. Canepa
                              ------------------------------
                              Peter C. Canepa
                              Chief Financial Officer

                                 Exhibit Index

Exhibit No.                                         Exhibit Description
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   10.1                 Omnibus Amendment between Laurus Master Fund, Ltd. and Riviera Tool Company, dated
                        February 1, 2007.
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